UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2010

Invesco Mortgage Capital Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other Jurisdiction of Incorporation)	333-151665 (Commission File Number)	262749336 (IRS Employer Identification No.)
1555 Peachtree Street, NE
Atlanta, GA 30309
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
     On December 15, 2010, Invesco Mortgage Capital Inc., a Maryland corporation (the “Company”), entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (the “Underwriters”) pursuant to which the Company agreed to issue and sell to the Underwriters 8,700,000 shares of its common stock and also agreed to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,305,000 additional shares of common stock (the “Securities”). The Securities were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-169104) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”).
     Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference.
     The material terms of the Securities are described in the Company’s prospectus supplement, as filed with the Commission on December 15, 2010 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Securities and supplements the Company’s prospectus, as filed with the Commission on August 27, 2010, contained in the Registration Statement.

Item 8.01.	Other Events.
     On December 20, 2010, the Company completed its public offering of 8,700,000 shares of common stock and issuance of an additional 1,305,000 shares of common stock pursuant to the Underwriters’ full exercise of their option pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.
     The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.
     (d) Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of December 15, 2010, by and among the Company and the Underwriters.

5.1	Legal Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO MORTGAGE CAPITAL INC.
December 20, 2010	By:	/s/ Donald R. Ramon
		Name:	Donald R. Ramon
		Title:	Chief Financial Officer

Exhibit
Number	Description

1.1	Underwriting Agreement, dated as of December 15, 2010, by and among the Company and the Underwriters.

5.1	Legal Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).